UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)     November 15, 2004
                                                --------------------------------


 J.P. Morgan Chase Commercial Mortgage Securities Corp. (as depositor under the Pooling and Servicing Agreement, dated as of November 1, 2004, relating to the
  J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage
                 Pass-Through Certificates, Series 2004-CIBC10)
                 ----------------------------------------------
             (Exact name of registrant as specified in its charter)


        New York                   333-105805-11                  13-3789046
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(State or other jurisdiction      (Commission                   (IRS Employer
    of incorporation)             File Number)               Identification No.)

                  270 Park Avenue
                  New York, New York                                   10017
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                  (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code   (212) 834-9280
                                                  ------------------------------


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.    Other Events
              ------------

            Attached as an exhibit are Structural Term Sheets (as defined in the no-action letter issued by the staff of the Securities and Exchange Commission on February 17, 1995, to the Public Securities Association) furnished to the Registrant by J.P. Morgan Securities Inc., CIBC World Markets Corp., Barclays Capital Inc., Wachovia Capital Markets, LLC and Credit Suisse First Boston LLC (collectively, the "Underwriters") in respect of the Registrant's proposed offering of Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-J, Class B, Class C, Class D and Class E of the Commercial Mortgage Pass-Through Certificates, Series 2004-CIBC10 (the "Offered Certificates").

            The Offered Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Offered Certificates will be registered pursuant to the Act under the Registrant's Registration Statement on Form S-3 (No. 333-105805) (the "Registration Statement"). The Registrant hereby incorporates the Structural Term Sheets by reference in the Registration Statement.

            The Structural Term Sheets were prepared solely by the Underwriters, and the Registrant did not prepare or participate in the preparation of the Structural Term Sheets.

ITEM 9.01.    Financial Statements and Exhibits
              ---------------------------------

        (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                               Description
-----------                               -----------

(99.1) Structural Term Sheets prepared by J.P. Morgan Securities Inc. in connection with certain classes of the J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series
                                          2004-CIBC10.

SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 19, 2004

                                    J.P. MORGAN CHASE COMMERCIAL
                                    MORTGAGE SECURITIES CORP.

                                    By:     /s/ Dennis G. Schuh
                                       ------------------------------
                                       Name:   Dennis G. Schuh
                                       Title:  Vice President

                                INDEX TO EXHIBITS

                                                                  Paper (P) or
Exhibit No.               Description                             Electronic (E)
-----------               -----------                             --------------

(99.1)                    Structural Term Sheets                    E
                          prepared by J.P. Morgan
                          Securities Inc. in
                          connection with certain
                          classes of the J.P. Morgan
                          Chase Commercial Mortgage
                          Securities Corp., Commercial
                          Mortgage Pass-Through
                          Certificates, Series
                          2004-CIBC10.